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                                                                   EXHIBIT 10.68

                         REGISTRATION RIGHTS AGREEMENT

                                 June 16, 1998

To each of the several Shareholders named in
Schedule I hereto
----------

Dear Gentlemen:

  This will confirm that in consideration of the provisions contained in the Agreement and Plan of Merger dated June 16, 1998 (the "Merger Agreement"), among CMG Information Services, Inc. (the "Buyer"), InSolutions Incorporated and CMG-InSolutions Merger Corporation ("Merger Sub"), the Buyer covenants and agrees with each of you as follows:

A.  Certain Definitions. As used in this Agreement, the following terms shall
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have the following meanings:

  "Commission" shall mean the Securities and Exchange Commission, or any other
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federal agency at the time administering the Securities Act.

  "Common Stock" shall mean the Common Stock, $.01 par value, of the Buyer, as
   ------------
constituted as of the date of this Agreement.

  "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended, or
   ------------
any similar federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

  "Lock-up" shall mean the Investment Representation and Lock-Up Agreement
   -------
delivered to the Buyer by each of the Shareholders named in Schedule I hereto
                                                            ----------
pursuant to the Merger Agreement.

  "Merger Shares" shall mean the Common Stock issued pursuant to the Merger
   -------------
Agreement.

  "Registration Expenses" shall mean the expenses so described in Section 6.
   ---------------------

  "Restricted Stock" shall mean the Merger Shares, excluding Merger Shares which
   ----------------
have been (a) registered under the Securities Act pursuant to an effective registration statement filed thereunder and disposed of in accordance with the registration statement covering them or (b) sold pursuant to Rule 144 under the Securities Act.

  "Securities Act" shall mean the Securities Act of 1933, as amended, or any
   --------------
similar federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

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  "Selling Expenses" shall mean the expenses so described in Section 6.
   ----------------

  .2.  Required Registration.
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(a)  The Buyer will use its reasonable best efforts to cause to be declared effective one registration statement on Form S-3 or any successor thereto (or in the event the Buyer is not eligible to use Form S-3 or such successor form, Form S-1 or any other form then available for such purpose) following the date which is twelve months after the date hereof. Forty-five days prior to such date, the Buyer shall send a Notice of Registration Statement and Selling Securityholder Questionnaire to each individual or entity which holds Restricted Stock which, as a result of such twelve month date referenced above, will no longer be subject to the "Lock-Up" described in the Investment Representation and Lock-Up Agreement executed on the date hereof. To be included on such registration statement, a holder must return a completed Notice of Registration Statement and Selling Securityholder Questionnaire within fifteen days of the date of the Notice of Registration Statement and Selling Securityholder Questionnaire. If after expiration of such fifteen day period, the holders of Restricted Stock have not indicated a desire to have eligible shares with an aggregate price to the public of at least $600,000 included in the registration statement, the Buyer shall not be required to file a registration statement at such time. If holders of Restricted Stock have indicated a desire to have eligible shares with an aggregate price to the public of at least $600,000 included in the registration statement, the Buyer shall as promptly as practicable file a registration statement covering such shares and shall use its reasonable best efforts to have such registration statement declared effective.

(b) If holders of a majority of the Restricted Stock to be registered request that the intended method of disposition be an underwritten public offering, the holders of a majority of the shares of Restricted Stock to be sold in such offering shall designate the managing underwriter of such offering, subject to the approval of the Buyer, which approval shall not be unreasonably withheld.

(c) The Buyer shall be entitled to include in any registration statement referred to in this Section 2 shares of Common Stock to be sold by the Buyer for its own account, except as and to the extent that such method of disposition is an underwritten public offering and in the opinion of the managing underwriter such inclusion would adversely affect the marketing of the Restricted Stock to be sold.

(d) The Buyer's obligation to file a registration statement or cause such registration statement to become effective shall be suspended for up to 30 days if there exists at the time material non-public information relating to the Buyer which the Buyer determines in good faith would interfere with or affect the negotiation or completion of a contemplated transaction (whether or not a final decision has been made to undertake such transaction) or involve initial or continuing disclosure obligations that are not in the best interest of the Buyer.

(e) The Buyer shall be obligated to keep a registration statement filed pursuant to Section 2(a) effective until the earliest of (i) the sale of all of the shares included thereunder, (ii) the agreement by the holders of such shares to terminate the registration, (iii) each holder of such shares becoming eligible, under Rule 144 under the Securities Act, to make unregistered sales in a three-month period of all its shares included on such registration statement

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     or (iv) the registration rights of the holders of such shares have terminated hereunder. At such time, the Buyer may file a post-effective amendment to such registration statement removing from registration the shares included in such registration statement.

  .3.  Incidental Registration. If the Buyer at any time (other than pursuant to
       -----------------------
Section 2) proposes to register any of its Common Stock under the Securities Act for sale to the public (except with respect to registration statements on Forms S-4, S-8 or another form not available for registering the Restricted Stock for sale to the public), it shall give written notice to all holders of outstanding Restricted Stock of its intention so to do. Upon the written request of any such holder, received by the Buyer within 30 days after the giving of any such notice by the Buyer, to register any of its Restricted Stock which has been released from its respective Lock-Up (which request shall state the intended method of disposition thereof), the Buyer will use its reasonable commercial efforts to cause the Restricted Stock as to which registration shall have been so requested to be included in the securities to be covered by the registration statement proposed to be filed by the Buyer. In the event that any registration pursuant to this Section 3 shall be, in whole or in part, an underwritten public offering of Common Stock, the number of shares of Restricted Stock to be included in such an underwriting may be reduced (pro rata among the requesting holders based upon the number of shares of Restricted Stock owned by such holders) if and to the extent that the managing underwriter or underwriters shall be of the opinion that such inclusion would adversely affect the marketing of the securities to be sold by the Buyer. Notwithstanding the foregoing provisions, the Buyer may elect not to file, withdraw or file a post-effective amendment terminating any registration statement referred to in this Section 3 without thereby incurring any liability to the holders of Restricted Stock.

  .4.  Registration Procedures. If the Buyer is required by the provisions of
       -----------------------
Sections 2 or 3 to file a registration statement covering shares of Restricted Stock, the Buyer agrees to:

(a) subject to the provisions of Sections 2 and 3, prepare and file with the Commission such registration statement including such securities and use reasonable commercial efforts to cause such registration statement to become effective;

(b) subject to the provision of Section 4(a), prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus included therein as may be necessary to keep such registration statement effective for the period of distribution set forth herein, and comply with the provisions of the Securities Act;

(c) use reasonable efforts to prevent the issuance of any stop order or other order suspending the effectiveness of such registration statement and, if such an order is issued, to obtain the withdrawal thereof at the earliest possible time and to notify each holder of Restricted Stock included in such registration statement of such order and its withdrawal;

(d) furnish to each seller of Restricted Stock such number of copies of the prospectus included in such registration statement (including each preliminary prospectus) as such persons reasonably may request in order to comply with the requirements of the Securities Act;

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(e)  notify the holders of Restricted Stock included in the registration statement upon the occurrence of any event as a result of which the prospectus included in such registration statement, as then in effect, contains an untrue statement of material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing, and as promptly as practicable, prepare, file and furnish to such holders a reasonable number of copies of a supplement or an amendment to such prospectus as may be necessary so that such prospectus does not contain an untrue statement of material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing; provided, however,
                                                             --------  -------
     that the Buyer may delay preparing, filing and distributing any such supplement or amendment if the Buyer determines in good faith that such supplement or amendment might, in the reasonable judgment of the Buyer, (i) interfere with or affect the negotiation or completion of a transaction that is being contemplated by the Buyer (whether or not a final decision has been made to undertake such transaction) or (ii) involve initial or continuing disclosure obligations that are not in the best interests of the Buyer's stockholders at such time; provided, further, that (x) the Buyer
                                        --------  -------
     shall give notice (a "Standstill Notice") of any such delay, (y) such delay shall not extend for a period of more than thirty (30) days without the written consent of the holders of a majority of the Registered Stock requested to be included in such registration statement and (z) the Buyer shall not exercise such right more than twice during any twelve-month period.

(f) if required, use reasonable efforts to register or qualify the Restricted Stock covered by such registration statement under the securities or "blue sky" laws of such United States jurisdictions as the sellers of Restricted Stock or, in the case of an underwritten public offering, the managing underwriter or underwriters reasonably shall request, provided, however,
                                                           --------  -------
     that the Buyer shall not for any such purpose be required to qualify generally to transact business as a foreign corporation in any jurisdiction where it is not so qualified or to consent to general service of process in any such jurisdiction;

(g) use reasonable efforts to include the Restricted Stock covered by such registration statement on the Nasdaq National Market or any securities exchange on which the Common Stock of the Buyer is then listed; and

(h) in the event of an underwritten public offering of the Restricted Securities, enter into and perform its obligations under an underwriting agreement, in usual and customary form reasonably acceptable to the Buyer, with the managing underwriter of such offering.

  .5.  Obligations of Holder.  In connection with the registration of the
       ---------------------
Restricted Stock pursuant to a registration statement, each holder of shares of Restricted Stock included thereon shall:

(a) furnish to the Buyer such information regarding itself and the intended method of disposition as necessary to assure compliance with federal and applicable state securities laws or as the Buyer shall reasonably request;

(b) upon receipt of any notice from the Buyer of the happening of any event of the kind described in Section 4(c), immediately discontinue disposition of Restricted Stock pursuant to the registration statement until withdrawal of the stop order referred to in Section 4(c); and

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(c)  not sell or otherwise transfer any Restricted Stock during the period from the date specified in the Standstill Notice given by the Buyer pursuant to
     Section 4(e) above that the Buyer has determined that it will delay the preparation and filing of an amendment or supplement to the prospectus included in the registration statement until the expiration date specified in such notice.

  .6.  Expenses.  All expenses incurred by the Buyer in complying with Sections
       --------
2, 3 or 4, including, without limitation, all registration and filing fees, printing expenses, fees and disbursements of counsel and independent public accountants for the Buyer, fees and expenses incurred in connection with complying with state securities or "blue sky" laws, fees payable to the National Association of Securities Dealers, Inc., fees payable to any securities exchange or over-the-counter market quotation system (e.g. Nasdaq National Market System), and fees of transfer agents and registrars, but excluding any Selling Expenses, are called "Registration Expenses." All underwriting discounts and selling commissions, fees of counsel and other advisors to sellers of Restricted Stock and transfer and similar taxes are called "Selling Expenses."

The Buyer shall pay all Registration Expenses. All Selling Expenses shall be borne by the participating sellers.

  .7.  Indemnification.  In the event that any Restricted Stock is included in a
       ---------------
registration statement under this Agreement:

(a) to the extent permitted by law, the Buyer shall indemnify and hold harmless each selling stockholder against any losses, claims, damages, liabilities or reasonable out-of-pocket expenses (whether joint or several)(collectively, including legal or other expenses reasonably incurred in connection with investigating or defending same, "Losses"), insofar as any such Losses arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in such registration statement or (ii) the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. The Buyer will reimburse such stockholders for any legal or other expenses as reasonably incurred by any such stockholder in connection with investigating or defending any Loss; provided, however, that the foregoing indemnity shall not apply to amounts paid in settlement of any Loss if such settlement is effected without the consent of the Buyer (which consent shall not be unreasonably withheld), nor shall the Buyer be obligated to indemnify any person for any Loss to the extent that such Loss arises out of or is based upon and in conformity with information furnished by such person specifically for use in such registration statement; and provided, further, that the Buyer shall not be required to indemnify any
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     person to the extent that any Loss results from such person selling Common
     Stock (i) to a person to whom there was not sent or given, at or prior to the written confirmation of the sale of such shares, a copy of the prospectus, as most recently amended or supplemented, if the Buyer has previously furnished or made available copies thereof or (ii) following written notice by the Buyer of an event described in Section 4(c) or 4(e).

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(b)  to the extent permitted by law, each selling stockholder agrees to indemnify and hold harmless the Buyer, the officers, directors, employees, agents and representatives of the Buyer, and each person, if any, who controls the Buyer within the meaning of the Securities Act or the Exchange Act, against any Losses to the extent that any such Losses arise out of or are based upon and in conformity with information furnished by such stockholder specifically for use in such registration statement; and such selling stockholder agrees to reimburse any legal or other expenses as reasonably incurred by the Buyer and any such officer, director, employee, agent, representative, or controlling person, in connection with investigating or defending any such Loss; provided, however, that the
                                               --------  -------
     foregoing indemnity shall not apply to amounts paid in settlement of any such Loss if such settlement is effected without the consent of such stockholder, which consent shall not be unreasonably withheld; provided,
                                                                    --------
     further, that, in no event shall any indemnity under this subsection 7(b)
     -------
     exceed the sales price of the Restricted Stock sold by such stockholder under the registration statement; and

(c) promptly after receipt by an indemnified party under this Section 7 of notice of the commencement of any action (including any governmental action), such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 7, deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in and to assume the defense thereof with counsel mutually satisfactory to the parties;
     provided, however, that an indemnified party shall have the right to retain
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     its own counsel, with the reasonably incurred fees and expenses of one such counsel to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate under applicable standards of professional conduct due to actual or potential conflicting interests between such indemnified party and any other party represented by such counsel in such proceeding. The failure to deliver written notice to the indemnifying party within a reasonable time after the commencement of any such action, shall not relieve such indemnifying party of any liability to the indemnified party under this Section 7 with respect to such action unless and only to the extent prejudicial to its ability to defend such action, and the omission so to deliver written notice to the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this Section 7 of with respect to any other action.

  .8.  SEC Reporting.  With a view to making available to the holders of
       -------------
Restricted Stock the benefits of certain rules and regulations of the Commission which may permit the sale of the Restricted Securities to the public without registration, the Buyer agrees to use its best efforts to:

(a) Make and keep public information available, as those terms are understood and defined in Commission Rule 144 or any similar or analogous rule promulgated under the Securities Act;

(b) File with the Commission, in a timely manner, all reports and other documents required of the Buyer under the Exchange Act;

(c) So long as the holders own any Restricted Stock, furnish to the holders forthwith upon request: a written statement by the Buyer as to its compliance with the reporting requirements of said Rule 144 under the Securities Act, and of the Exchange Act, a copy of the

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     most recent annual or quarterly report of the Buyer; and such other reports and documents as a holder of Restricted Stock may reasonably request in availing itself of any rule or regulation of the Commission allowing it to sell any such securities without registration.

  .9.  Miscellaneous.
       -------------

(a) Any notice or other communication required or permitted hereunder shall be in writing and shall be deemed given when so delivered in person, by overnight courier, by facsimile transmission (with receipt confirmed by telephone or by automatic transmission report) or two business days after being sent by registered or certified mail (postage prepaid, return receipt requested), as follows:

                      (i)    if to the Buyer, to:
                             CMG Information Services, Inc.
                             100 Brickstone Square, 1st Floor
                             Andover, MA 01810
                             Attention:  Chief Financial Officer
                             Telephone:  781-684-3660
                             Facsimile:  781-684-3172

                      with a copy to:

                             Palmer & Dodge LLP
                             One Beacon Street
                             Boston, MA 02108-3190
                             Attention:  William Williams II
                             Telephone:  617-573-0100
                             Facsimile:  617-227-4420

                      (ii)   if to a current holder of Restricted Stock, to:
                             InSolutions Incorporated
                             2940 Kifer Road
                             Santa Clara, CA 95051
                             Attention:  President
                             Telephone:  408-986-6344
                             Facsimile:  408-986-6344

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

                      with a copy to:

                             Wilson Sonsini Goodrich & Rosati
                             650 Page Mill Road
                             Palo Alto, CA 94304-1050
                             Attention:  Christopher J. Ozburn
                             Telephone:  650-493-9300
                             Facsimile:  650-493-6811

  (iii) if to any subsequent holder of Restricted Stock, at the address that has been furnished to the Buyer in writing, or, in any case, at such other address or addresses as shall have been furnished in writing to the Buyer (in the case of a holder of Restricted Stock) or to the holders of Restricted Stock (in the case of the Buyer) in accordance with the provisions of this paragraph.

(b) This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware without regard to choice of law provisions.

(c) This Agreement may not be amended or modified, and no provision hereof may be waived, without the written consent of the Buyer and the holders of at least a majority of the outstanding shares of Restricted Stock.

(d) This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

(e) The obligations of the Buyer to register shares of Restricted Stock, or to keep a registration statement including shares of Restricted Stock effective, under Sections 2 or 3 shall terminate with respect to each holder upon such time as all of the holder's Merger Shares are eligible for sale during a single three month period under Rule 144.

(f) The rights hereunder of the holder may be assigned to a transferee of the Restricted Stock as long as: (i) the Buyer is, within thirty (30) days following such transfer, furnished with written notice of the name and address of such transferee, (ii) immediately following such transfer, the further disposition of Restricted Stock is restricted under the Securities Act, (iii) the transferee agrees in writing with the Buyer to be bound by all of the provisions hereof and (iv) such transfer is made in accordance with the applicable requirements of the Lock-Up. No rights under this Agreement shall be assigned to any person or entity to whom less than all of the Restricted Stock held by transferor are transferred, unless such transfer is made in connection with distributions without consideration, such as by a partnership to its partners.

(g) If any provision of this Agreement shall be held to be illegal, invalid or unenforceable, such illegality, invalidity or unenforceability shall attach only to such provision and shall not in any manner affect or render illegal, invalid or unenforceable any other provision of this Agreement, and this Agreement shall be carried out as if any such illegal, invalid or unenforceable provision were not contained herein.

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

  Please indicate your acceptance of the foregoing by signing and returning the enclosed counterpart of this letter, whereupon this Agreement shall be a binding agreement between the Buyer and you.

                               CMG INFORMATION SERVICES, INC.



                               By
                                 ---------------------------------
                                  Name: Andrew J. Hajducky III
                                  Title:  Chief Financial Officer

     AGREED TO AND ACCEPTED as of the date first above written.


                               ---------------------------------
                               (Name of Shareholder)



                               ---------------------------------
                               (Signature)



                               ---------------------------------
                               (Print Name)



                               ---------------------------------
                               (Title, if applicable)


                               Shareholder's Address for Notice:


                               ---------------------------------

                               ---------------------------------

                               ---------------------------------

                               ---------------------------------



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

                                   SCHEDULE I


Robert F. Lee

Sam L. Williams

K&G Consulting, Inc.

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